Exhibit 99.1

Unaudited Pro Forma Consolidated Financial Information

The following unaudited consolidated pro forma statements of operations for the three months ended March 31, 2017 and the year ended December 31, 2016 and the unaudited consolidated pro forma statement of financial condition as of March 31, 2017 are based on the historical consolidated financial statements of Fifth Street Asset Management Inc. (the “Company”) included in its Annual Report on Form 10-K for the year ended December 31, 2016 and its Quarterly Report on Form 10-Q for the quarter ended March 31, 2017, each as filed with the Securities and Exchange Commission. These pro forma financial statements present the Company’s consolidated results of operations and financial position giving pro forma effect to the sale of 100% of the limited liability company interests of Fifth Street CLO Management LLC (“CLO Management”) to NewStar Financial Inc. (“NewStar Financial”) as if such transaction had been completed as of January 1, 2016 with respect to the unaudited consolidated pro forma statements of operations and as of March 31, 2017 with respect to the unaudited pro forma statement of financial condition.

The unaudited pro forma financial information below is provided for informational purposes only and is not intended to reflect what the actual financial position or results of operations of the Company would have been had the disposition of 100% of the limited liability company interests of CLO Management occurred on the date indicated, nor is it necessarily indicative of our future financial position or results of operations. The pro forma adjustments are based upon the best information available and certain assumptions that management believes to be reasonable in the circumstances. The pro forma assumptions and adjustments are described in the accompanying notes to this unaudited pro forma consolidated financial information. There can be no assurance that such information and assumptions will not change from those reflected in the pro forma financial statements and the accompanying notes.

The unaudited pro forma consolidated financial information, including notes thereto, should be read in conjunction with, the audited historical consolidated financial statements and notes thereto included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2016 and the unaudited interim consolidated financial statements and notes thereto included in the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2017, each as filed with the Securities and Exchange Commission.

Fifth Street Asset Management Inc.

Pro Forma Consolidated Statement of Financial Condition

As of March 31, 2017

(unaudited)

	As Reported	CLO Sale Adjustments	Use of Proceeds Adjustments	Pro Forma
Assets
Cash	$865,752	$12,732,225	$(7,751,801)	$5,846,176
Escrow receivable	-	2,600,000	-	2,600,000
Management fees receivable (includes Part I Fees of $3,213,667 as of March 31, 2017)	13,107,090	-	-	13,107,090
Performance fees receivable	34,587	-	-	34,587
Prepaid expenses (includes $418,300 related to income taxes as of March 31, 2017)	2,275,311	-	-	2,275,311
Investments in equity method investees	67,574,280	-	-	67,574,280
Beneficial interests in CLOs at fair value	23,260,659	(23,260,659)	-	-
Due from affiliates	2,556,202	(345,954)	-	2,210,248
Fixed assets, net	5,151,743	-	-	5,151,743
Deferred tax assets	71,703,827	118,835	-	71,822,662
Deferred financing costs	1,300,271	-	(100,794)	1,199,477
Other assets	3,365,910	-	-	3,365,910
Total assets	$191,195,632	$(8,155,553)	$(7,852,596)	$175,187,483

Liabilities and Equity
Liabilities
Accounts payable and accrued expenses	$5,253,690	$(100,897)	$-	$5,152,793
Accrued compensation and benefits	5,225,343	-	-	5,225,343
Income taxes payable	223,694	-	-	223,694
Loans payable	14,972,565	(12,972,565)	-	2,000,000
Legal settlement payable	-	-	-	-
Credit facility payable	100,000,000	-	(7,751,801)	92,248,199
Dividends payable	3,022,611	-	-	3,022,611
Due to affiliates	32,241	-	-	32,241
Deferred rent liability	2,054,038	-	-	2,054,038
Payable to related parties pursuant to tax receivable agreements	62,091,926	-	-	62,091,926
Total liabilities	192,876,108	(13,073,462)	(7,751,801)	172,050,845

Commitments and Contingencies
Equity (deficit)
Preferred Stock, $0.01 par value; 5,000,000 shares authorized; none issued and outstanding as of March 31, 2017	-	-	-	-
Class A common stock, $0.01 par value; 500,000,000 shares authorized; 15,576,620 shares issued and outstanding as of March 31, 2017	155,766	-	-	155,766
Class B common stock, $0.01 par value; 50,000,000 shares authorized; 34,285,484 shares issued and outstanding as of March 31, 2017	342,855	-	-	342,855
Additional paid-in-capital	5,348,702	-	-	5,348,702
Retained earnings (accumulated deficit)	(130,932)	1,507,831	(30,904)	1,345,995
Total stockholders’ equity, Fifth Street Asset Management Inc.	5,716,391	1,507,831	(30,904)	7,193,318
Non-controlling interests	(7,396,867)	3,410,078	(69,891)	(4,056,680)
Total equity (deficit)	(1,680,476)	4,917,909	(100,794)	3,136,639
Total liabilities and equity	$191,195,632	$(8,155,553)	$(7,852,596)	$175,187,483

Fifth Street Asset Management Inc.

Notes to Pro Forma Financial Statements

(unaudited)

Footnotes to Pro Forma Statement of Financial Condition

CLO Management Sale Adjustments

The CLO Management Sale Adjustments give effect to the sale of 100% of the limited liability company interests of CLO Management held by Fifth Street Holdings to NewStar Financial as of March 31, 2017 for an aggregate net purchase price of $15.3 million, which would have resulted in a gain of $4.8 million as shown below.

CLO Management Sale
Aggregate net cash proceeds	$12,735,272
Aggregate net proceeds held in escrow	2,600,000
Aggregate net proceeds	15,335,272
Assets sold to Buyer	(23,609,660)
Liabilities assumed	13,073,462
Gain on sale	$4,799,074

The sale of CLO Management as of March 31, 2017 would have resulted in a decrease to the income tax expense of $118,835 and a corresponding increase to deferred tax assets of $118,835. Accordingly, an adjustment has been recorded in the unaudited consolidated pro forma statement of financial condition to reflect these tax effects in connection with the sale of CLO Management.

Use of Proceeds

In connection with the sale of CLO Management, the Company is required to repay approximately $7.8 million of borrowings outstanding in accordance with its revolving credit facility. The Use of Proceeds Adjustments give effect to this repayment.

Fifth Street Asset Management Inc.

Pro Forma Consolidated Statement of Operations

For the three months ended March 31, 2017

(unaudited)

	As Reported	CLO Business Adjustments	Pro Forma
Revenues
Management fees (includes Part I Fees of $3,455,605 for the three months ended March 31, 2017)	$13,540,646	$(673,898)	$12,866,748
Performance fees	34,587	-	34,587
Other fees	2,063,277	(75,573)	1,987,704
Total revenues	15,638,510	(749,471)	14,889,039

Expenses
Compensation and benefits	6,523,085	-	6,523,085
General, administrative and other expenses	5,115,418	(14,050)	5,101,368
Depreciation and amortization	315,867	-	315,867
Total expenses	11,954,370	(14,050)	11,940,320

Other income (expense)
Interest income	329,852	(329,843)	9
Interest expense	(1,323,693)	132,145	(1,191,548)
Income from equity method investments	2,958,759	-	2,958,759
Unrealized gain on beneficial interests in CLOs	194,270	(194,270)	-
Adjustment of TRA liability due to tax change	(92,348)	-	(92,348)
Insurance recoveries	4,332,024	-	4,332,024
Total other income (expense), net	6,398,864	(391,968)	6,006,896

Income before provision for income taxes	10,083,004	(1,127,389)	8,955,615
Provision for income taxes	1,310,519	(115,772)	1,194,747
Net income	8,772,485	(1,011,617)	7,760,868
Net income attributable to non-controlling interests	(7,177,356)	789,172	(6,388,184)
Net income attributable to Fifth Street Asset Management Inc.	$1,595,129	$(222,445)	$1,372,684

Net income per share attributable to Fifth Street Asset Management Inc. Class A common stock - Basic	$0.10		$0.09
Net income per share attributable to Fifth Street Asset Management Inc. Class A common stock - Diluted	$0.10		$0.09
Weighted average shares of Class A common stock outstanding - Basic	15,224,235		15,224,235
Weighted average shares of Class A common stock outstanding - Diluted	15,270,787		15,270,787

Fifth Street Asset Management Inc.

Pro Forma Consolidated Statement of Operations

For the year ended December 31, 2016

(unaudited)

	As Reported	CLO Business Adjustments	Pro Forma
Revenues
Management fees (includes Part I Fees of $26,956,347 for the year ended December 31, 2016)	$73,809,987	$(2,708,165)	$71,101,822
Performance fees	123,300	-	123,300
Other fees	8,613,835	(198,728)	8,415,107
Total revenues	82,547,122	(2,906,893)	79,640,229

Expenses
Compensation and benefits	42,068,643	-	42,068,643
General, administrative and other expenses	30,634,338	(60,550)	30,573,788
Depreciation and amortization	4,213,637	-	4,213,637
Total expenses	76,916,618	(60,550)	76,856,068

Other income (expense)
Interest income	1,446,818	(1,446,784)	34
Interest expense	(4,589,318)	511,803	(4,077,515)
Income from equity method investments	929,348	-	929,348
Realized gain on MMKT Notes	2,519,049	-	2,519,049
Unrealized gain on beneficial interests in CLOs	96,506	(96,506)	-
Gain on extinguishment of debt	2,000,000	-	2,000,000
Adjustment of TRA liability due to tax change	7,525,901	-	7,525,901
Loss on legal settlement	(9,250,000)	-	(9,250,000)
Insurance recoveries	14,446,162	-	14,446,162
Realized loss on derivatives	(2,612,932)	-	(2,612,932)
Loss on investor settlement	(10,419,274)	-	(10,419,274)
Other income (expense), net	(626,346)	-	(626,346)
Total other income (expense), net	1,465,914	(1,031,487)	434,427

Income before provision for income taxes	7,096,418	(3,877,830)	3,218,588
Provision for income taxes	9,349,790	(160,021)	9,189,769
Net loss	(2,253,372)	(3,717,809)	(5,971,181)
Net loss attributable to non-controlling interests	722,297	3,409,931	4,132,228
Net loss attributable to Fifth Street Asset Management Inc.	$(1,531,075)	$(307,878)	$(1,838,953)

Net loss per share attributable to Fifth Street Asset Management Inc. Class A common stock - Basic	$(0.25)		$(0.30)
Net loss per share attributable to Fifth Street Asset Management Inc. Class A common stock - Diluted	$(0.27)		$(0.32)
Weighted average shares of Class A common stock outstanding - Basic	6,037,500		6,037,500
Weighted average shares of Class A common stock outstanding - Diluted	6,037,500		6,037,500

Fifth Street Asset Management Inc.

Notes to Pro Forma Financial Statements

(unaudited)

Footnotes to Pro Forma Statement of Operations

CLO Business Adjustments

All revenues, expenses and other income (expense) items related to the CLO business have been eliminated for the three months ended March 31, 2017 and year ended December 31, 2016. These pro forma adjustments include the elimination of management fees earned from CLO Management’s investment management agreements with CLO I and CLO II, interest income earned and unrealized gain (loss) from the Company’s beneficial interests in CLO I and CLO II, interest expense incurred in connection with the Company’s risk retention credit facility and general, administrative and other expenses incurred as part of the managing the CLO business.

Earnings per share

Pro forma basic and diluted net income per share were computed in the following manner.

	Three Months Ended March 31, 2017	Year Ended December 31, 2016
Numerator for basic pro forma net income (loss) per share of Class A common stock:
Pro forma net income (loss) attributable to FSAM	$1,372,684	$(1,838,953)
Numerator for basic pro forma net income (loss) per share of Class A common stock:
Pro forma net income (loss) attributable to FSAM	$1,372,684	$(1,838,953)
Dilutive effects of MMKT Notes	-	(103,946)
Pro Forma net income (loss) available to Class A common stockholders	$1,372,684	$(1,942,899)
Denominator for basic pro forma net income (loss) per share of Class A common stock:
Weighted average share of Class A common stock outstanding - basic	15,224,235	6,037,500
Denominator for diluted pro forma net income (loss) per share of Class A common stock:
Weighted average share of Class A common stock outstanding	15,224,235	6,037,500
Dilutive effects of RSUs	24,509	-
Dilutive effections of options to acquire shares of Class A common stock	22,043	-
Weighted average share of Class A common stock outstanding - diluted	15,270,787	6,037,500
Earning (loss) per share of Class A common stock:
Pro forma net income (loss) attributable to FSAM per share of Class A common stock, basic	$0.09	$(0.30)
Pro forma net income (loss) attributable to FSAM per share of Class A common stock, diluted	$0.09	$(0.32)